Debt - Summary of Term Notes (Details) - Loan Agreement With CPBF Lending LLC [Member] - USD ($)	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Debt Instrument [Line Items]
Face value of the CB BF term note	$ 6,500,000	$ 6,500,000	$ 6,500,000
Debt discount, net	(133,517)	(192,911)	(260,917)
Carrying value of the CB BF term note	6,366,483	6,307,089	6,239,083
Accrued interest	664,301	186,962	86,095
Total CB BF term note and accrued interest	$ 7,030,784	$ 6,494,051	$ 6,325,178